SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report: July 12, 2004

ROBOTIC VISION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

486 Amherst Street
Nashua, New Hampshire 03063
(Address of principal executive offices)

        Registrant’s telephone number: (603) 598-8400

Item 12. Results of Operations and Financial Condition.

        On July 12, 2004, the Registrant issued a press release announcing updated financial guidance for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Robotic Vision Systems, Inc. (Registrant)
Date: July 12, 2004	By: /s/ Pat V.Costa Pat V. Costa Chairman and Chief Executive Officer

By: /s/ Jeffrey P. Lucas Jeffrey P. Lucas Chief Financial Officer

Exhibit 99.1